SECOND AMENDMENT

          SECOND AMENDMENT, dated as of February 26, 1998 (this "Amendment"), to the Credit Agreement, dated as of October 16, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among GULFSTREAM DELAWARE CORPORATION, a Delaware corporation (the "Company"), the several lenders from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                            W I T N E S S E T H:


          WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Company has requested that the Administrative Agent, with the consent of the Required Lenders, amend certain provisions of the Credit Agreement; and

          WHEREAS, the Administrative Agent, with the consent of the Required Lenders, is agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

          2. Amendments to Subsection 8.6. (a) Subsection 8.6(g) of the Credit Agreement is hereby amended by deleting the word "and" at the end of such subsection.

          (b) Subsection 8.6(h) of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and substituting in lieu thereof "; and".

          (c) Subsection 8.6 of the Credit Agreement is hereby amended by adding the following new paragraph (i) to the end of such subsection:

               "(i) the Company or any of its Subsidiaries may make loans and advances to, and investments in, a limited liability company formed with GATX Capital Corporation as the initial majority equity investor for the purpose of acquiring, leasing and selling airplanes manufactured by the Company and its Subsidiaries, provided that the aggregate amount of such loans, advances and investments at any one time outstanding shall not exceed (after giving effect to repayments, distributions, dividends and other payments in respect thereof) $40,000,000."

          3. Amendment to Subsection 8.12. Subsection 8.12 of the Credit Agreement is hereby amended by deleting clause (b) thereof and substituting in lieu of the deleted clause (b) the following clause (b):

               "(b) as permitted under subsections 8.1(e), 8.3(f), 8.6(a), and 8.6(i), or"

          4. Effectiveness. This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Administrative Agent and the Required Lenders.

          5. Representations and Warranties. The Company hereby represents and warrants that each of the representations and warranties in or pursuant to Section 5 of the Credit Agreement or which are contained in any other Credit Document or in any certificate, document or financial or other statement furnished by or on behalf of Holdings, the Company or any Subsidiary thereof shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the date hereof (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

          6. Continuing Effect of Credit Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          7. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          9. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                    GULFSTREAM DELAWARE CORPORATION


                                    By:  /s/ Robert L. Williams
                                         ------------------------------------
                                         Title:  Vice President and Treasurer


                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent and as a Lender


                                    By:  /s/ William J. Caggiano
                                        -------------------------------------
                                        Title:  Managing Director


                                    ARAB BANKING CORP.


                                    By:  /s/ Sheldon Tilney
                                        -------------------------------------
                                        Title:  Deputy General Manager


                                    BANK OF AMERICA


                                    By:  /s/ Debra Seiter
                                        -------------------------------------
                                        Title:  Vice President


                                    BANK OF NEW YORK


                                    By:  /s/
                                        --------------------------------------
                                        Title:


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                    By:  /s/ (illegible signature)
                                       ---------------------------------------
                                        Title:


                                    CAPTIVA FINANCE LTD.


                                    By: /s/ (illegible signature)
                                        --------------------------------------
                                        Title:


                                    CERES FINANCE, LTD.


                                    By: /s/ (illegible signature)
                                        --------------------------------------
                                        Title:


                                    MEDICAL LIABILITY MUTUAL INSURANCE CO.

                                    By: Chancellor LGT Senior Secured
                                        Management, Inc., as Investment Manager


                                    By: /s/ (illegible signature)
                                        --------------------------------------
                                        Title:


                                    CREDITANSTALT CORPORATE FINANCE, INC.


                                    By: /s/ Ridgely Cromwell
                                        --------------------------------------
                                        Title: Associate


                                    By: /s/ Clifford L. Wells
                                        --------------------------------------
                                        Title: Vice President


                                    CITIBANK, N.A.


                                    By: /s/ Charles Foster
                                        --------------------------------------
                                        Title: Attorney-in-Fact


                                    CREDIT LYONNAIS


                                    By: /s/ Philippe Soustra
                                        --------------------------------------
                                        Title: Senior Vice President


                                    THE DAI-ICHI KANGYO BANK, LTD.


                                    By: /s/ (illegible  signature)
                                        --------------------------------------
                                        Title: Vice President and Group Leader


                                    BANKBOSTON, N.A.


                                    By: /s/ Gregory R.D. Clark
                                        --------------------------------------
                                        Title: Managing Director


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By: /s/ Gregory J. Sjullie
                                        --------------------------------------
                                        Title: President


                                    INDUSTRIAL BANK OF JAPAN, LTD.


                                    By: /s/ Takuya Honjo
                                        --------------------------------------
                                        Title: Senior Vice President


                                    KREDIETBANK


                                    By:
                                       --------------------------------------
                                        Title:


                                    LTCB TRUST COMPANY


                                    By: /s/ (illegible signature)
                                        --------------------------------------
                                        Title: Senior Vice President


                                    LEHMAN COMMERCIAL PAPER INC.


                                    By: /s/ Michele Swanson
                                        --------------------------------------
                                        Title: Authorized Signatory


                                    MARINE MIDLAND BANK, N.A.


                                    By: /s/ (illegible signature)
                                        --------------------------------------
                                        Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By: Merrill Lynch Asset  Management,  L.P.,
                                        as Investment Advisor


                                    By:  /s/  Gilles  Marchand,  CFA
                                        --------------------------------------
                                        Title: Authorized Signatory


                                    MERRILL  LYNCH  SENIOR  FLOATING  RATE
                                    FUND, INC.


                                    By:  /s/  Gilles  Marchand,  CFA
                                        --------------------------------------
                                        Title: Authorized Signatory


                                    MITSUBISHI TRUST & BANKING CORP.


                                    By:
                                        --------------------------------------
                                        Title:


                                    NATIONSBANK N.A.


                                    By:  /s/  Kathryn  W.  Robinson
                                        --------------------------------------
                                        Title: Senior Vice President


                                    PNC BANK, N.A.


                                    By: /s/  Robert  Mitchell
                                        --------------------------------------
                                        Title: Vice President


                                    SOCIETE GENERALE


                                    By: /s/  (illegible  signature)
                                        --------------------------------------
                                        Title: Vice President, Manager


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                        --------------------------------------
                                        Title:


                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                    INCOME TRUST


                                    By:  /s/  Jeffrey  W.  Maillet
                                         --------------------------------------
                                        Title: Senior Vice President
                                               and Director


The   undersigned   guarantors   hereby
consent to the foregoing Amendment:

 GULFSTREAM  AEROSPACE  CORPORATION,   a
 Delaware Corporation


 By: /s/ Chris A. Davis
     --------------------------------------
     Title: Executive Vice  President
            and  Chief Financial Officer


 GULFSTREAM  AEROSPACE  CORPORATION,   a
 Georgia Corporation

 GULFSTREAM AEROSPACE CORPORATION, D/B/A
 GULFSTREAM AEROSPACE TECHNOLOGIES,  an
 Oklahoma Corporation

 GULFSTREAM AEROSPACE CORPORATION,   a
 California Corporation


 By: /s/ Chris A. Davis
     --------------------------------------
     Title: Executive Vice  President
            and  Chief Financial Officer